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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 6, 1998


                              AMSCAN HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)




           Delaware                       000-21827               13-3911462
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)




                               80 Grasslands Road
                            Elmsford, New York 10523
                    (Address of Principal Executive Offices)



                                 (914) 345-2020
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

                  On August 6, 1998, Amscan Holdings, Inc. (the "Registrant"), entered into a stock purchase agreement (the "Stock Purchase Agreement") with the stockholders of Anagram International, Inc. and certain related companies (collectively, the "Anagram Companies"), providing for, among other things, the acquisition (the "Acquisition") by the Registrant of all of the capital stock of each of the Anagram Companies. Pursuant to the Stock Purchase Agreement, the Registrant will acquire all of the capital stock of the Anagram Companies presently owned by Garry Kieves and certain related parties in a transaction valued at approximately $87 million, including the issuance of equity of the Registrant and the payment or assumption of certain indebtedness of the Anagram Companies. In connection with the Acquisition, the Registrant entered into an employment agreement (the "Employment Agreement") with Garry Kieves, the founder and principal stockholder of the Anagram Companies. Consummation of the Acquisition is subject to a number of conditions, including the availability of financing and customary consents and approvals.

                  The Registrant is planning to finance the Acquisition with approximately $40 million of senior term debt, approximately $24 million of additional revolving credit borrowings, cash on hand and the issuance of approximately $13 million of equity (including warrants pursuant to a Warrant Agreement) to the existing stockholders of the Anagram Companies. The Registrant's existing credit agreements are required to be amended in connection with the Acquisition, including to provide for the senior debt. The Registrant has received a commitment for the senior debt financing from Goldman Sachs Credit Partners L.P. Also in connection with the Acquisition, the Registrant has executed an amendment to the Stockholders' Agreement (the "Stockholders' Agreement Amendment"), dated as of December 19, 1998, by and among the Registrant and the stockholders of the Registrant.

                  The foregoing description of the Stock Purchase Agreement, the Warrant Agreement, the Employment Agreement and the Stockholders' Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the Stock Purchase Agreement, the Warrant Agreement, the Employment Agreement and the Stockholders' Agreement Amendment, copies of which are attached hereto as Exhibits 2.1 and 4.1, 10.1 and 10.2 and are incorporated herein by reference. A copy of the press release announcing the execution of the Stock Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

 (c)      Exhibits.

         2.1 Stock Purchase Agreement, dated as of August 6, 1998, by and among Amscan Holdings, Inc. and certain stockholders of Anagram International, Inc. and certain related companies.

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

         4.1 Warrant Agreement, dated as of August 6, 1998, by and between Amscan Holdings, Inc. and Garry Kieves Retained Annuity Trust

         10.1 Amendment No. 1 to the Stockholders' Agreement, dated as of August 6, 1998, by and among Amscan Holdings, Inc. and certain stockholders of Amscan Holdings, Inc.

         10.2 Employment Agreement, dated as of August 6, 1998, by and between Amscan Holdings, Inc. and Garry Kieves.

         99.1   Press Release, dated as of August 6, 1998.


















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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMSCAN HOLDINGS, INC.



                                      By:/s/James M. Harrison
                                           Name:  James M. Harrison
                                           Title: President



















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INDEX TO EXHIBITS

       EXHIBIT
        NUMBER                      DESCRIPTION

         2.1 Stock Purchase Agreement, dated as of August 6, 1998, by and among Amscan Holdings, Inc. and certain stockholders of Anagram International, Inc. and certain related companies.

         4.1 Warrant Agreement, dated as of August 6, 1998, by and between Amscan Holdings, Inc. and Garry Kieves Retained Annuity Trust

         10.1 Amendment No. 1 to the Stockholders' Agreement, dated as of August 6, 1998, by and among Amscan Holdings, Inc. and certain stockholders of Amscan Holdings, Inc.

         10.2 Employment Agreement, dated as of August 6, 1998, by and between Amscan Holdings, Inc. and Garry Kieves.

         99.1   Press Release, dated as of August 6, 1998.

















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